Exhibit 10.27

Hawaiian Telcom & Accenture CONFIDENTIAL

Amendment Number Nine

To Application Services Agreement

January 1, 2008

CONFIDENTIAL TREATMENT REQUESTED.  CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMSSION.

AMENDMENT NUMBER NINE

TO APPLICATION SERVICES AGREEMENT

This Amendment Number Nine (“Amendment”), effective as of January 1, 2008 (the “Amendment Effective Date”), is between Hawaiian Telcom Communications, Inc. (“Hawaiian Telcom”) and Accenture LLP (“Accenture”). Accenture and Hawaiian Telcom may be referred to in this Amendment individually as “Party” and together as “Parties.”

The Parties entered into that certain Application Services Agreement, effective as of February 5, 2007 (the “Agreement”), which the Parties now desire to amend.

The Parties agree to modify and amend the Agreement, as follows:

1.              Billing Fallout Queue Management Statement of Work: The Parties hereby agree to extend the term of Exhibit B-6, Billing Fallout Queue Management Statement of Work (“SOW”) and to expand its scope to include Manual CRM Processing (as set out in Section 3 (Scope) below).  Any references in the Agreement to Billing Fallout Services are now hereby amended to include Manual CRM Processing as of the Amendment Effective Date.

2.              Term: Section 1.2, Term, of the SOW is extended to March 31, 2008.

3.              Scope: Section 1.3, Scope, and Section 2, Billing Fallout Services, of the SOW remains as worded plus the following wording to incorporate Manual CRM Processing into Billing Fallout Services.

Section 1.3

The scope of Manual CRM Processing consists of  the managing and handling of CRM fallout orders, the correction and refreshing of Product Configurator and installed services, the cancellation of orders, correction of CRM account status (active/disconnected), the managing of post-provisioning Webform order flow, and the generation of various daily reports.

Section 2

The scope of Manual CRM Processing consists of the managing and handling of CRM fallout orders, the managing of post-provisioning Webform order flow, and the generation of various daily reports.

Activities to perform Manual CRM Processing include but are not limited to:

[ * ]

4.               Charges: Section 1.4, Charges, of the SOW is modified to provide the resources and rates starting January 1, 2008 for Billing Fallout Services.

The following tables show the resources and rates for January 1, 2008 through March 31, 2008.

*  Confidential material redacted and filed separately with the Commission.

Billing Fallout Services resources:

Resource Type	Location	[ * ]	[ * ]	[ * ]
Project Manager	Manila	[ * ]	[ * ]	[ * ]
Senior Programmer/ Network	Manila	[ * ]	[ * ]	[ * ]
Programmer	Manila	[ * ]	[ * ]	[ * ]
Approximate Monthly Charge				[ * ]

Manual CRM Processing resources:

Resource Type	Location	[ * ]	[ * ]	[ * ]
Senior Programmer/ Network	Manila	[ * ]	[ * ]	[ * ]
Programmer	Manila	[ * ]	[ * ]	[ * ]
Approximate Monthly Charge				[ * ]

If during the performance of Billing Fallout Services and Manual CRM Processing, adjustments to the staffing levels described above is requested, Hawaiian Telcom and Accenture will mutually agree to any such adjustments. Hawaiian Telcom shall provide Accenture 20 business days notice prior to reducing headcount.

5.              Defined Terms: Any terms not defined in this Amendment Nine will have the same meaning as in the Agreement.

6.              Effect of Amendment:  Unless otherwise amended herein, all terms and conditions of the Agreement, as previously amended, remain unmodified and in full force and effect.

*  Confidential material redacted and filed separately with the Commission.

IN WITNESS WHEREOF, this Amendment Nine has been duly executed by and on behalf of the Parties hereto as of the Amendment Effective Date.

HAWAIIAN TELCOM COMMUNICATIONS, INC.

By:	/s/ Michael S. Ruley

Name:	Michael S. Ruley

Title:	Chief Executive Officer

Date:	January 3, 2008

Accenture LLP

By:	/s/ Timothy A. Hale

Name:	Timothy A. Hale

Title:	Partner

Date:	December 26, 2007